UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 20, 2010

ALIGN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

881 Martin Avenue, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 20, 2010, at the 2010 Annual Meeting of Stockholders of Align Technology, Inc. the stockholders approved:

•	the amended and restated 2005 Incentive Plan to, among other things, increase the number of authorized shares of common stock that may be issued under the plan by 3,300,000; and

•	the 2010 Employee Stock Purchase Plan to, among other things, reserve a total of 2,400,000 shares of common stock for issuance thereunder.

Copies of the amended and restated 2005 Incentive Plan and the 2010 Employee Stock Purchase Plan are being filed as Exhibit 10.01 and 10.02, respectively, to this Form 8-K and are incorporated herein by reference in their entirety.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders at the 2010 Annual Meeting of Stockholders held on May 20, 2010:

•	the election of eight (8) directors to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified;

•	to ratify the appointment of PricewaterhouseCoopers LLP, as our independent registered public accountants for the fiscal year ending December 31, 2010;

•	to approve the amended and restated 2005 Incentive Plan; and

•	to approve the 2010 Employee Stock Purchase Plan.

For more information about the foregoing proposals, see our proxy statement dated April 21, 2010, the relevant portions of which are incorporated herein by reference. The number of votes cast for and against (withheld) and the number of abstentions and non-votes with respect to each matter voted upon are set forth below.

Election of Board of Director

Director Nominee	Votes For	Votes Against/ Withheld	Non-Votes
David E. Collins	59,295,906	7,030,862	5,659,378
Joseph Lacob	45,321,070	21,005,698	5,659,378
C. Raymond Larkin, Jr.	59,674,990	6,651,778	5,659,378
George J. Morrow	59,286,830	7,039,938	5,659,378
Dr. David C. Nagel	59,322,995	7,003,773	5,659,378
Thomas M. Prescott	65,381,545	945,223	5,659,378
Greg J. Santora	65,416,342	910,426	5,659,378
Warren S. Thaler	65,415,176	911,592	5,659,378

The eight nominees who received the highest number of votes (out of the eight individuals named above) were elected to the Board of Directors and will serve as directors until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

Ratification of PricewaterhouseCoopers LLP as Align’s independent registered public accounting firm.

The results of the voting were as follows:

For	71,025,271
Against	948,363
Abstain	12,512

The appointment was ratified.

Approval of the Amended and Restated 2005 Incentive Plan

The results of the voting were as follows:

For	53,557,879
Against	12,741,025
Abstain	27,864
Non Votes	5,659,378

The amended and restated 2005 Incentive Plan was approved.

Approval of the 2010 Employee Stock Purchase Plan

The results of the voting were as follows:

For	65,325,007
Against	977,539
Abstain	24,222
Non Votes	5,659,378

The 2010 Employee Stock Purchase Plan was approved.

ITEM 9.10	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.01	Amended and Restated 2005 Incentive Plan

10.02	2010 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2010	ALIGN TECHNOLOGY, INC.

	By:	/S/ ROGER E. GEORGE
Roger E. George Vice President, Legal & Corporate Affairs, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.01	Amended and Restated 2005 Incentive Plan

10.02	2010 Employee Stock Purchase Plan